SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 20, 1995

(Exact name of registrant as specified in charter) DDL
Electronics, Inc.

(State or other jurisdiction of incorporation)  Delaware
(Commission file number) 1-8101
(IRS employer Identification No.) 33-0213512

(Address of principal executive offices)
7320 SW Hunziker Road #300, Tigard, Oregon 97223-2302

Registrant's telephone number, including area code   (503)
620-1789

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Item 5.

On April 20, 1995, DDL Electronics, Inc. (the "Company") issued a press release attached hereto as Exhibit 99.1 indicating that on April 6 and April 13, 1995, William Cook, the Company's Chairman and Chief Executive Officer, exercised options to acquire a total of 310,000 shares of the Company's registered stock.

ITEM 7.  Exhibits

Exhibit        Description

99.1           News release dated April 20, 1995




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DDL ELECTRONICS, INC.

By: /s/ M. Charles Van Rossen
Vice President, Finance
(Principal Financial Officer)
Dated:  April 20, 1995